Prospectus

September 15, 2025

	Investor Class	Class A	Class C	Class I	Class R
ALPS Global Opportunity Fund	LPEFX	LPFAX	LPFCX	LPEIX	LPERX

An ALPS Advisors Solution

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Sections	1
ALPS Global Opportunity Fund	1
Investment Objectives and Principal Investment Strategies	6
More on the Fund’s Investments and Related Risks	6
Discussion of Principal Risks	9
Disclosure of Portfolio Holdings	11
Management	11
The Portfolio Managers	12
Administrator, Distributor, and Transfer Agent of the Fund	13
Buying, Exchanging, and Redeeming Shares	13
Share Transactions	18
Dividends and Distributions	20
Taxes	20
Financial Highlights	23
Appendix A – Intermediary Sales Charge Waivers and Discounts	A-1
Appendix B – Licensing Agreement	B-1
Additional Information About the Fund	Back Cover

alpsfunds.com

ALPS Global Opportunity Fund

SUMMARY SECTION

ALPS Global Opportunity Fund (The “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 12 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 16 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I	Class R
Maximum sales charge (load) imposed on purchases	None	3.25%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I	Class R
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%(1)	0.00%	0.50%
Total Other Expenses	0.55%	0.55%	0.49%	0.47%	0.42%
Shareholder Services Fees	0.15%	0.15%	0.00%(1)	0.00%	0.00%
Other Expenses	0.40%	0.40%	0.49%	0.47%	0.42%
Acquired Fund Fees and Expenses(2)	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses(3)	1.86%	1.86%	2.55%	1.53%	1.98%
Fee Waiver and Expense Reimbursement(4)	0.00%	0.00%	-0.09%	-0.07%	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.86%	1.86%	2.46%	1.46%	1.96%

(1)	Per the Distribution and Services Plan (“the Plan”), the Plan allows up to an annual rate of 0.75% for distribution and marketing and up to 0.25% as a service fee.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the acquired funds.

(3)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(4)

Pursuant to a written agreement (the “Expense Agreement”), ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s Total Annual Fund operating expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. The Expense Agreement is in effect through February 28, 2027. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. Prior to February 28, 2027, this waiver may not be terminated or discontinued without the approval of the Fund’s Board of Trustees.

www.alpsfunds.com	1

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2027. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 189	$ 585	$ 1,005	$ 2,177
Institutional Class Shares	$ 149	$ 476	$ 827	$ 1,815
Class A Shares	$ 508	$ 891	$ 1,298	$ 2,431
Class C Shares	$ 349	$ 785	$ 1,347	$ 2,874
Class R Shares	$ 199	$ 619	$ 1,065	$ 2,301

You would pay the following expenses if you did not redeem your shares:

Class C Shares	$ 249	$ 785	$ 1,347	$ 2,874

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, Class I, and Class R shares if a shareholder did not redeem shares, would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest in (i) equity securities of U.S. and non-U.S. companies listed on a national securities exchange or foreign equivalent, and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes. The Fund’s strategy of investing in equity securities will be pursued by investing in common stocks, preferred shares, and investment trusts. The Fund may also invest in closed-end funds, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The Fund will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries.

The Fund may invest in companies that have market capitalizations of any size. The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The primary decision factor in selecting the Fund’s securities is stocks determined to have high or improving return on invested capital (“ROIC”). For this purpose, the Adviser reviews the profitability, as measured by ROIC, of potential equity investments and selects those investments: (i) that have attractive profitability and growth characteristics, or (ii) that are seeing ROIC improve relative to such company’s own history.

The portfolio managers use a disciplined sell strategy for the Fund. The portfolio managers may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a security that would make it expensive relative to the other securities held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. Portfolio managers can also sell any security at their discretion based on changes in expected valuation, volatility or other statistical or fundamental parameters.

The Fund will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States.

2	Prospectus | September 15, 2025

ALPS GLOBAL OPPORTUNITY FUND

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests, including tariffs and other similar economic arrangements.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Private Equity Risk. In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the listed private equity companies in which the Fund invests. Private equity entails lending to or investing in privately held companies and any other vehicles whose purpose is to invest in privately held companies. Listed private equity companies include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions. Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

●

Industry Risk. The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

●

Financial Sector Risk. The Fund’s assets could be concentrated in the financial sector, which means the Fund will be more affected by the performance of the financial sector than a fund that is more diversified. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

●

Closed-End Fund Risk: The Fund may invest in closed-end investment companies or funds. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.

Because shares of closed-end funds trade on an exchange at market prices, their shares may trade at a price that is above or below their net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

www.alpsfunds.com	3

●	Currency Risk. The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small– to Mid-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

●

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: June 30, 2020	20.63%
Worst Quarter: March 31, 2020	-30.48%

The Fund’s Investor Class share year-to-date return as of June 30, 2025 was 2.77%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares, Class I shares and Class R shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

4	Prospectus | September 15, 2025

ALPS GLOBAL OPPORTUNITY FUND

Average Annual Returns
(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	17.79%	7.82%	9.22%
Return After Taxes on Distributions	12.19%	4.40%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	11.50%	4.90%	6.20%
Class A Shares
Return Before Taxes	11.24%	6.62%	8.61%
Class C Shares
Return Before Taxes	15.81%	7.01%	8.42%
Class I Shares
Return Before Taxes	18.10%	8.09%	9.50%
Class R Shares
Return Before Taxes	17.61%	7.59%	8.99%
Morningstar Developed Markets Index (reflects no deduction for fees, expenses or taxes)*	17.55%	10.49%	9.59%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)**	17.88%	8.58%	9.54%
Morningstar Global Markets Mid Cap Index (reflects no deduction for fees, expenses or taxes)**,***	10.54%	7.30%	7.78%

*	Broad-based securities market index.

**	Additional index.

***

The Morningstar Global Markets Mid Cap Index is replacing the Red Rocks Global Listed Private Equity Index as the Fund’s additional benchmark. The Adviser made this recommendation to the Board because the Morningstar Global Markets Mid Cap Index is representative of the Fund’s holdings. Information on both indices will be shown for a one-year transition period.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Andrew Drummond, Vice President and Portfolio Manager of the Adviser, has been portfolio manager of the Fund since March 2017.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five Classes of shares: Classes Investor, A, C, I and R. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-qualified accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. There is no minimum investment for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules. Special rules will apply to distributions paid to foreign shareholders.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	5

Investment Objectives and Principal Investment Strategies

This section describes the Fund’s investment objectives and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What are the Fund’s Investment Objectives?

Fund	Investment Objective
ALPS Global Opportunity Fund	The Fund seeks to maximize total return.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”), is the investment adviser of the Fund.

What are the Fund’s Principal Investment Strategies?

To achieve its objective, the Fund will invest in (i) equity securities of U.S. and non-U.S. companies listed on a national securities exchange or foreign equivalent, and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes. The Fund’s strategy of investing in equity securities will be pursued by investing in common stocks, preferred shares, and investment trusts. The Fund may also invest in closed-end funds, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The Fund will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries.

The Fund may invest in companies that have market capitalizations of any size. The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The primary decision factor in selecting the Fund’s securities is stocks determined to have high or improving return on invested capital (“ROIC”). For this purpose, the Adviser reviews the profitability, as measured by ROIC, of potential equity investments and selects those investments: (i) that have attractive profitability and growth characteristics, or (ii) that are seeing ROIC improve relative to such company’s own history.

The portfolio managers use a disciplined sell strategy for the Fund. The portfolio managers may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a security that would make it expensive relative to the other securities held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. Portfolio managers can also sell any security at their discretion based on changes in expected valuation, volatility or other statistical or fundamental parameters.

More on the Fund’s Investments and Related Risks

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. The disclosure below is applicable to the Fund only to the extent the particular investment type or risk is discussed in the Fund’s investment strategies, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/ units and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

6	Prospectus | September 15, 2025

Foreign Securities

The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

The Fund may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Growth Securities

Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities

Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Large Capitalization Company Securities

Large capitalization company securities are equity securities of large and established companies. Larger, more established companies may be less able to adapt to changing market conditions than smaller capitalization companies.

Small- and Medium-Sized Company Securities

Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Corporate Debt Securities

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Credit Quality

Securities are considered to be investment grade if:

●	They are rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”);
●	They have received a comparable short-term or other rating; or
●	They are unrated securities that the Sub-Adviser believes to be of comparable quality to rated investment-grade securities.

If a security receives different ratings, the Fund will treat the security as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating.

High Yield Securities

The Fund may invest in high yield securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are speculative, less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Exchange Traded Funds

The Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index or, in some cases, is actively managed similar to a mutual fund. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs.

www.alpsfunds.com	7

Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of the inflation-protected security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond may be taxable as ordinary income, even though investors do not receive their principal until maturity.

Mortgage- and Asset-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

The Fund may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and return.

Other Investment Policies

Unless otherwise stated within its specific investment policies, the Fund may also generally invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Changes of Investment Restrictions

Certain of the Fund’s investment policies are also “non-fundamental” investment restrictions of the Fund. This means that such non-fundamental investment restrictions may be changed at any time without shareholder approval by the Board of Trustees. Unless expressly stated otherwise in the Prospectus or the Statement of Additional Information, any investment policies or restrictions contained in the Prospectus or Statement of Additional Information are non-fundamental.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, and as otherwise required by the Investment Company Act of 1940, as amended, (the “1940 Act”) and the rules and regulations thereunder, all limitations on the Fund’s investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

8	Prospectus | September 15, 2025

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions which may constitute up to one hundred percent (100%) of the Fund’s total assets, in short-term debt securities, derivatives, cash and cash equivalents, shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with their policies.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when the portfolio manager is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Discussion of Principal Risks

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Fund Summary” section above. For additional information regarding risks of investing in the Fund, please see the SAI.

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES” below. Funds or the underlying ETFs that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Derivatives Risk

The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. To the extent noted in the Fund’s investment strategies, use of derivatives may include repurchase agreements, options, futures contracts, forward contracts and swaps. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Liquidity Risk:

Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

Hedging Risks:

Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position.

Certain types of derivatives may be susceptible to particular risks, including those discussed below. Risks associated with certain derivatives are discussed in greater detail elsewhere in this section (e.g., credit default swaps):

Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

www.alpsfunds.com	9

Risk of Options: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Equity Securities Risk

The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Closed-End Fund Risk: The Fund may invest in closed-end investment companies or funds. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds.

The amount of public information available about closed-end funds generally is less than for open-end mutual funds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Overall stock market risks may affect the value of closed-end funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause markets to fall substantially.

Business development companies (“BDCs”) are a type of closed-end investment company that generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by closed-end funds and BDCs in which it invests, and of any performance based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Industry and/or Sector Risk

The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

10	Prospectus | September 15, 2025

Large-Cap Stock Risk

The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Furthermore, non-U.S. taxes also could detract from performance of the non-U.S. securities in which the Fund invests and in turn could negatively impact the performance of the Fund. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Private Equity Risk

In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the listed private equity companies in which the Fund invests. Private equity entails lending to or investing in privately held companies and any other vehicles whose purpose is to invest in privately held companies. Listed private equity companies include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions. Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, valuation risk, managed portfolio risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Small- to Mid-Capitalization Companies Risk.

The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

Management

ALPS Advisors, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

ALPS Advisors has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits ALPS Advisors, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, ALPS Advisors or any sub-adviser) to select certain wholly-owned and non-affiliated investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to manage all or a portion of the assets of a sub-advised series and enter into investment sub-advisory agreements with the Sub-Advisers (each, a Sub-Advisory Agreement”) and (ii) materially amend Sub-Advisory

www.alpsfunds.com	11

Agreements with the Sub-Advisers without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund). Prior to relying on the Order, the Fund must receive approval of its shareholders. Shareholders of the Fund have approved the use of the Order. The Order permits the Fund to add or to change Sub-Advisers or to change the fees paid to such Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, ALPS Advisors has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any Sub-Adviser and recommend their hiring, termination and replacement, and ALPS Advisors may, at times, recommend to the Board that the Fund change, add or terminate its Sub-Adviser; continue to retain its Sub-Adviser even though the Sub-Adviser’s ownership or corporate structure has changed; or materially change the Sub-Advisory Agreement with its Sub-Adviser. The Fund will notify shareholders of any change in the identity of a Sub-Adviser or the addition of a Sub-Adviser to the Fund.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement is available in the Fund’s reports filed on Form N-CSR for the period ended October 31, 2024.

The Adviser has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effect through February 28, 2027.

Advisory Fees

During the most recent fiscal year ended October 31, 2024, the Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser. Daily investment decisions are made by the Adviser, whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Contractual Annual Advisory Fee (as a percentage of daily net assets)	Aggregate Annual advisory fee paid to investment adviser (as a percentage of daily net assets)	Aggregate Annual advisory fee paid to sub- adviser (as a percentage of daily net assets)
ALPS Global Opportunity Fund	0.85%	0.81%	0.00%

The Portfolio Managers

The portfolio manager is responsible for the day-to-day operation of the Fund.

More information about the manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

The portfolio manager listed below has served as the Fund’s portfolio manager since March 2017. The Fund’s portfolio manager is primarily responsible for making investment decisions.

Portfolio Managers	Past 5 Years’ Business Experience
Andrew Drummond

Upon the consummation of consolidation of Red Rocks Capital with its parent, ALPS Advisors, Inc. in 2023, Andrew Drummond, Vice President and Portfolio Manager became direct employee of ALPS Advisors, Inc. Prior to 2023, Mr. Drummond was a Portfolio Manager and with Red Rocks Capital since 2007, Mr. Drummond was a Portfolio Manager at Sargent, Bickham Lagudis in Boulder, Colorado. Previously, Mr. Drummond was an Equity Analyst for Berger Financial Group from 1999 through 2003 and an Analyst for Colorado Public Employees’ Retirement Association from 1996 to 1999. Mr. Drummond began his investment management career at The Boston Company Asset Management in 1992. Mr. Drummond has a B.S. from the University of Colorado and M.S. in finance from the University of Denver and over 25 years of industry experience.

12	Prospectus | September 15, 2025

Administrator, Distributor, and Transfer Agent of the Fund

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

Buying, Exchanging, and Redeeming Shares

This Prospectus only offers Investor Class, Class A, Class C, Class I and Class R shares of the Fund. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●

whether you qualify for any reduction or waiver of sales charges (for example, Investor Class and Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Investor Class, Class A, and Class C shares are generally available only in connection with financial intermediaries. The Class I shares are offered only through certain types of financial intermediaries and to certain institutional investors. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/ endowments. Class I shares are not offered directly to individual investors.

Class R Shares are generally offered through retirement plan platforms, including, but not limited to, banks, insurance companies and trust companies.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Investor Class, Class A, Class C and Class R Shares

The Fund has adopted a separate plan of distribution for Investor Class, Class A, Class C, and Class R shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). The Plans allow the Fund, as applicable, to use Investor Class, Class A, Class C and/or Class R assets to pay fees in connection with the distribution and marketing of, and/or ongoing shareholder services to Investor Class, Class A, Class C or Class R shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C and/or Class R shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares, comprised of 0.75% for distribution and marketing and up to 0.25% as a servicing fee, and 0.50% of the Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of the Fund’s Investor Class, Class A, Class C or Class R assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A, Class C and Class R shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Distributor may, pursuant to a written agreement between Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares should the financial intermediary forgo the commission.

Shareholder Services Plan for Investor Class and Class A Shares

The Fund has adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Investor Class shares and Class A shares. Under the Services Plan, the Fund is authorized to pay select financial intermediaries and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class or Class A shares of the average daily net asset value of the Investor Class or Class A shares of the Fund attributable to or held in the name of a Participating Organization. The fee is compensation for providing some are all of the following on-going services: (i) maintaining separate records for each beneficial shareholder; (ii) transmitting purchase and redemption orders; (iii) preparing and transmitting account statements for each beneficial shareholder; (iv) transmitting proxy statements, periodic reports, and other communications to beneficial shareholder; and/or (v) providing

www.alpsfunds.com	13

periodic reports to the Fund to enable the Fund to comply with state Blue Sky requirements. Additionally for the Class C shares, as described above, under the Distribution and Services (12b-1 Plan), up to 0.25% may be used as a service fee. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund.

Payments to Financial Intermediaries

The Fund’s Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries out of their own resources. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Networking, Sub-Accounting, and Administrative Fees

Certain financial intermediaries may contract with the Fund, or its designees, to perform certain shareholder services, such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Fund. Any such payment by the Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders.

In addition to these fees, Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The nature and amount of such commission or other compensation for your purchases is determined solely by your broker or financial intermediary; for more information please contact your broker or financial intermediary representative.

Investment Minimums

The Fund offers investors five Classes of shares in this Prospectus: Classes Investor, A, C, I, and R. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. There is no investment minimum for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem, or exchange shares at that day’s price, you must place your order with the Fund or its agent by the time the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order by to the actual closing time. Any such orders for purchases of the Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Orders received by financial intermediaries by the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE.

Investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

14	Prospectus | September 15, 2025

Sales Charge When You Purchase Investor Class, Class A, or Class C shares

Below is a summary of certain features of Investor Class, Class A, and Class C shares:

	Investor Class	Class A	Class C
Contingent Deferred Sales Charge (“CDSC”)	None	None (except on redemptions of certain large purchases held for less than 12 months)	1.00% on redemptions within 12 months
Distribution and Service Fees	Up to 0.40%(2)	Up to 0.40%(2)	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally higher than Class C due to lower annual expenses	Generally lower than Investor Class due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

(1)

Depending on the total assets you invest. A CDSC of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $250,000. See Section titled “Contingent Deferred Sales Charge” below.

(2)	Depending on the Fund in which you invest.

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Investment	Dealer Concession as a Percentage of Offering Price*
Less than $100,000	3.25%	3.36%	3.00%
$100,000-$249,999	3.00%	3.09%	2.75%
$250,000-$4,999,999	0.00%	0.00%	1.00%
$5,000,000-$9,999,999	0.00%	0.00%	0.50%
$10,000,000-$49,999,999	0.00%	0.00%	0.25%
$50,000,000 or greater	0.00%	0.00%	0.00%

*	“Offering Price” includes the front-end sales load.

The Investor Class, Class C, Class R and Class I shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;
●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;
●	Immediate family members of all such persons as described above;
●	Financial intermediary supermarkets and fee-based platforms; and
●

Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

www.alpsfunds.com	15

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and the shares of all other share classes of the Fund then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
●	solely controlled business accounts; and
●	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $250,000 or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $250,000. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under the following circumstances and conditions:

●

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●

required minimum distributions from a tax-advantaged retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

16	Prospectus | September 15, 2025

Exchanging Shares

Exchanging Shares of ALPS-Advised Funds

You may exchange shares in the Fund for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

●	ALPS Asset Allocation Growth & Income
●	ALPS Balanced Opportunity Fund
●	ALPS Global Opportunity Fund
●	ALPS | CoreCommodity Management CompleteCommodities Strategy Fund
●	Kotak India Equity Fund
●	ALPS | Smith Total Return Bond Fund
●	ALPS | Smith Short Duration Bond Fund
●	ALPS | Smith Credit Opportunities Fund

If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

You may also transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

The Fund has adopted an automatic conversion feature for Class C Shares, whereby each Class C Share of the Fund will automatically convert to Class A Shares of the Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held prior to the Effective Date. In these instances, each Class C Share held as of the Effective Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

Conversion of Advisory Share Class Shares to non-Advisory Share Class Shares

A shareholder holding the Fund’s advisory share class shares through an investment advisory account with an omnibus intermediary will have their shares converted at net asset value and without an additional sales load to shares of a non-advisory share class of the Fund upon the Fund’s transfer agent having received notice of the termination of such shareholder’s investment advisory account.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-advantaged account. Transfers between classes of the same Fund are generally not taxable transactions but may create reporting obligations for certain significant holders of Fund shares in the year of the exchange. See the SAI under “TAXES-Special Tax Considerations-Transfers between Classes of a Single Fund.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If notice of a redemption request is received on a day that is not a business day, the redemption notice will be deemed received as of the next business day. If notice of a redemption request is received on a business day, but after

www.alpsfunds.com	17

the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that the Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. The Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of the Fund’s investments, in which case the Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. The Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. The Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, the Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Payment of redemption proceeds will ordinarily be made on the next business day following the date of redemption, but, in any case, within no more than seven business days from the date of redemption. If a redemption notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to ten business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to your bank account of record. The Fund or your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind may take longer than other redemption payments because the payment will be made at least in part in securities rather than cash, and will ordinarily be made within no more than seven business days from the date of redemption.

In most situations where the Fund distributes securities to meet a redemption request, the Fund expects to distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions. The Fund reserves the right, however, to distribute individual securities (which may not be representative of the portfolio as a whole) in consultation with, or at the recommendation of, the Adviser.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Share Transactions

Small Account Balances/Mandatory Redemptions

The Fund does not currently imposes an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

18	Prospectus | September 15, 2025

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee selected by the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to

www.alpsfunds.com	19

price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf, or an individual listed as an underlying beneficial owner) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Dividends and Distributions

The Fund normally pays dividends on an annual basis. The Fund distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Taxes

Except where otherwise noted, this discussion below addresses the U.S. federal income tax consequences of an investment in the Fund only for U.S. persons (except where otherwise specifically noted) and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Except where otherwise noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the corporate alternative minimum tax. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of

20	Prospectus | September 15, 2025

the owner and the activities of the entity. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES – Taxation of the Fund.”

All persons that are considering the purchase of shares should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a RIC and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to distribute their net investment income and any net capital gains (in excess of any capital loss carryovers) so that the Fund is not subject to U.S. federal income tax in general. If the Fund does not meet certain distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Fund will qualify as a RIC and will satisfy these distribution requirements. There can be no guarantee that these assumptions will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. A portion of the Fund’s distributions may be derived from “qualified dividend income,” which would be taxed at favorable rates applicable to long-term capital gains so long as certain requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends received by the Fund; to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, provided certain holding period and other requirements are satisfied.

The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, and when it receives capital gain distributions from ETFs in which the Fund owns investments, or from transactions in section 1256 contracts (as discussed below). The Fund may realize ordinary income from certain distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund and from other sources.

Section 1256 contracts owned by the Fund, including certain option transactions, certain foreign currency contracts and certain futures transactions, generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

Distributions paid by the Fund that are designated as “section 199A dividends” may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate for taxable years beginning before 2026, provided that certain holding period requirements and other conditions are satisfied. Distributions paid by the Fund that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by the Fund’s allocable expenses. For more information, see the discussion in the SAI under “TAXES-Special Tax Considerations-Real Estate Investment Trusts.”

Distributions of earnings are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. An investor can avoid this result by investing soon after the Fund has paid a dividend.

The maximum long-term capital gain rate applicable to individuals is 20%, in addition to the 3.8% surtax on net investment income described under “Surtax on Net Investment Income,” below. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of the Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the sale or redemption and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.

Any capital gain or loss realized upon the sale or redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

www.alpsfunds.com	21

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund does not make any assurances regarding its ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

The Fund may at times buy newly issued debt obligations at a price lower than their stated redemption price at maturity (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, original issue discount will be included in the Fund’s ordinary income as the original issue discount accrues over the term of the instrument. Even though payment of that amount is not received until a later time (and might never be received), the amount of accrued original issue document will be distributed to shareholders as taxable dividends over the term of the instrument. The Fund may also buy investments in the secondary market which are treated as having market discount. Market discount is the excess of a debt obligation’s stated redemption price at maturity over the basis of the obligation immediately atter acquisition by the taxpayer. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though the Fund will not yet have received payment of such amounts.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual, and on the undistributed net investment income of certain trusts and estates to the extent that the taxpayer’s gross income as adjusted exceeds a threshold amount for a year. Net investment income will include, among other types of income, ordinary income dividends and capital gain distributions received from the Fund, as well as net gains from redemptions or other taxable disposition of the Fund’s shares, in each case net of deductions properly allocable to such income. For information regarding the surtax on net investment income, See the SAI under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Fund is also required in certain circumstances to backup withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who (i) has failed to provide a correct taxpayer identification number or (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding tax rate is currently 24% for tax years beginning before 2026. For more information regarding backup withholding, see the SAI under “TAXES – Backup Withholding.”

Foreign Shareholders

Distributions paid by the Fund to a shareholder that is not a U.S. person (a “foreign shareholder”) that are properly reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends, will not be subject to withholding of U.S. federal income tax, provided certain conditions are met as described in the SAI under “TAXES - Foreign Shareholders.” Other ordinary income dividends will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or a lower applicable treaty rate).

A foreign shareholder is generally not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, on capital gain dividends or on short-term capital gain dividends or interest-related dividends, except in certain circumstances described in the SAI.

As described in the SAI, special rules would apply to foreign shareholders if shares of the Fund were to constitute “U.S. real property interests” (“USRPIs”) as defined in the Code, or, in certain cases, if the Fund’s distributions are attributable to gain from the sale or exchange of a USRPI.

To qualify for the exemption from U.S. withholding taxes on interest related dividends or short-term capital gains dividends, or for a reduced rate of withholding taxes under a U.S. income tax treaty on distributions from the Fund, a foreign shareholder must generally deliver to the withholding agent a properly executed form (generally, an applicable IRS Form W-8). A foreign shareholder may also be subject to backup withholding (as described above) unless the foreign shareholder certifies its non-U.S. status (generally on an applicable IRS Form W-8) under penalties of perjury or otherwise establishes an exemption from backup withholding.

Shares Held Through Foreign Accounts

Shareholders that invest in the Fund through a foreign financial institution or entity may be subject to a 30% withholding tax on certain distributions paid by the Fund. This withholding tax

22	Prospectus | September 15, 2025

generally may be avoided if such institution or entity satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES – Withholding on Shares Held in Foreign Accounts.”

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented for the fiscal years ended October 31, 2024, October 31, 2023 and October 31, 2022 has been audited by Cohen & Company, Ltd. (“Cohen & Co”), the Fund’s Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available by calling 866-759-5679. The information for the fiscal years ended October 31, 2021 and prior, was audited by another auditor.

www.alpsfunds.com	23

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS Global Opportunity Fund – Investor Class

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)
Net asset value, beginning of period	$7.32		$5.64	$5.09	$9.39	$6.47	$7.71

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.08	0.07	0.05	0.00 (c)	0.06
Net realized and unrealized gain/(loss)	0.06		1.95	0.48	(2.37)	3.22	(0.23)
Total from investment operations	0.07		2.03	0.55	(2.32)	3.22	(0.17)

DISTRIBUTIONS:
From net investment income	(0.76)		(0.35)	—	(1.25)	—	(0.60)
From net realized gains	(0.28)		—	—	(0.73)	(0.30)	(0.47)
Total distributions	(1.04)		(0.35)	—	(1.98)	(0.30)	(1.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—		—	—	—	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.97)		1.68	0.55	(4.30)	2.92	(1.24)
Net asset value, end of period	$6.35		$7.32	$5.64	$5.09	$9.39	$6.47
TOTAL RETURN(d)	0.13%		37.47%	10.81%	(30.83)%	51.18%	(3.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,962		$10,665	$9,379	$10,256	$20,967	$15,580
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.58	%(f)	1.58%	1.59%	1.46%	1.49%	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.58	%(f)	1.58%	1.59%	1.46%	1.49%	1.47%
Ratio of net investment income to average net assets(e)	0.28	%(f)	1.20%	1.20%	0.81%	0.01%	0.86%
Portfolio turnover rate(g)	12%		37%	21%	27%	43%	41%

(a)

Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

24	Prospectus | September 15, 2025

www.alpsfunds.com	24

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS Global Opportunity Fund – Class A

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)
Net asset value, beginning of period	$7.27		$5.61	$5.06	$9.35	$6.45	$7.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.09	0.07	0.05	0.00 (c)	0.04
Net realized and unrealized gain/(loss)	0.06		1.92	0.48	(2.36)	3.20	(0.20)
Total from investment operations	0.07		2.01	0.55	(2.31)	3.20	(0.16)

DISTRIBUTIONS:
From net investment income	(0.76)		(0.35)	—	(1.25)	—	(0.60)
From net realized gains	(0.28)		—	—	(0.73)	(0.30)	(0.47)
Total distributions	(1.04)		(0.35)	—	(1.98)	(0.30)	(1.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—		—	—	—	0.00 (c)	0.01
Net increase/(decrease) in net asset value	(0.97)		1.66	0.55	(4.29)	2.90	(1.22)
Net asset value, end of period	$6.30		$7.27	$5.61	$5.06	$9.35	$6.45
TOTAL RETURN(d)	0.13%		37.31%	10.87%	(30.85)%	51.02%	(2.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,622		$10,874	$5,379	$4,710	$4,188	$2,544
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.55	%(f)	1.56%	1.57%	1.49%	1.47%	1.51%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.55	%(f)	1.56%	1.57%	1.49%	1.47%	1.51%
Ratio of net investment income to average net assets(e)	0.30	%(f)	1.27%	1.24%	0.88%	0.05%	0.62%
Portfolio turnover rate(g)	12%		37%	21%	27%	43%	41%

(a)

Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

www.alpsfunds.com	25

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS Global Opportunity Fund – Class C

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)
Net asset value, beginning of period	$6.35		$4.96	$4.50	$8.59	$5.98	$7.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)		0.03	0.03	0.00 (c)	(0.06)	0.01
Net realized and unrealized gain/(loss)	0.05		1.71	0.43	(2.12)	2.97	(0.22)
Total from investment operations	0.04		1.74	0.46	(2.12)	2.91	(0.21)

DISTRIBUTIONS:
From net investment income	(0.75)		(0.35)	—	(1.24)	—	(0.59)
From net realized gains	(0.28)		—	—	(0.73)	(0.30)	(0.47)
Total distributions	(1.03)		(0.35)	—	(1.97)	(0.30)	(1.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—		—	—	—	—	0.00 (c)
Net increase/(decrease) in net asset value	(0.99)		1.39	0.46	(4.09)	2.61	(1.27)
Net asset value, end of period	$5.36		$6.35	$4.96	$4.50	$8.59	$5.98
TOTAL RETURN(d)	(0.33)%		36.58%	10.22%	(31.48)%	50.14%	(4.01)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,233		$1,523	$2,098	$4,507	$10,883	$9,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.32	%(f)	2.34%	2.32%	2.23%	2.20%	2.22%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.25	%(f)	2.25%	2.25%	2.23%	2.20%	2.22%
Ratio of net investment income/(loss) to average net assets(e)	(0.37	)%(f)	0.53%	0.52%	0.03%	(0.73)%	0.12%
Portfolio turnover rate(g)	12%		37%	21%	27%	43%	41%

(a)

Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

26	Prospectus | September 15, 2025

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS Global Opportunity Fund – Class I

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)
Net asset value, beginning of period	$7.62		$5.85	$5.25	$9.61	$6.61	$7.84

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02		0.11	0.09	0.07	0.02	0.07
Net realized and unrealized gain/(loss)	0.06		2.02	0.51	(2.44)	3.28	(0.23)
Total from investment operations	0.08		2.13	0.60	(2.37)	3.30	(0.16)

DISTRIBUTIONS:
From net investment income	(0.77)		(0.36)	—	(1.26)	—	(0.60)
From net realized gains	(0.28)		—	—	(0.73)	(0.30)	(0.47)
Total distributions	(1.05)		(0.36)	—	(1.99)	(0.30)	(1.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—		—	—	—	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.97)		1.77	0.60	(4.36)	3.00	(1.23)
Net asset value, end of period	$6.65		$7.62	$5.85	$5.25	$9.61	$6.61
TOTAL RETURN(d)	0.19%		37.77%	11.43%	(30.69)%	51.31%	(2.93)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$34,484		$37,732	$30,176	$36,321	$69,176	$55,950
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.32	%(f)	1.32%	1.31%	1.22%	1.20%	1.22%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.25	%(f)	1.25%	1.25%	1.22%	1.20%	1.22%
Ratio of net investment income to average net assets(e)	0.60	%(f)	1.53%	1.55%	1.07%	0.29%	1.08%
Portfolio turnover rate(g)	12%		37%	21%	27%	43%	41%

(a)

Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

27	Prospectus | September 15, 2025

www.alpsfunds.com	27

Financial highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

ALPS Global Opportunity Fund – Class R

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)
Net asset value, beginning of period	$5.31		$4.18	$3.78	$7.50	$5.23	$6.45

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.00	(c)	0.05	0.04	0.03	(0.01)	0.03
Net realized and unrealized gain/(loss)	0.05		1.43	0.36	(1.77)	2.58	(0.18)
Total from investment operations	0.05		1.48	0.40	(1.74)	2.57	(0.15)

DISTRIBUTIONS:
From net investment income	(0.76)		(0.35)	—	(1.25)	—	(0.60)
From net realized gains	(0.28)		—	—	(0.73)	(0.30)	(0.47)
Total distributions	(1.04)		(0.35)	—	(1.98)	(0.30)	(1.07)

Net increase/(decrease) in net asset value	(0.99)		1.13	0.40	(3.72)	2.27	(1.22)
Net asset value, end of period	$4.32		$5.31	$4.18	$3.78	$7.50	$5.23
TOTAL RETURN(d)	(0.22)%		37.41%	10.58%	(30.92)%	50.86%	(3.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,969		$4,267	$4,021	$4,140	$6,987	$5,231
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.76	%(f)	1.77%	1.76%	1.68%	1.65%	1.68%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.75	%(f)	1.75%	1.75%	1.68%	1.65%	1.68%
Ratio of net investment income/(loss) to average net assets(e)	0.10	%(f)	1.03%	1.04%	0.61%	(0.17)%	0.61%
Portfolio turnover rate(g)	12%		37%	21%	27%	43%	41%

(a)

Prior to January 24, 2023, the ALPS Global Opportunity Fund was known as the ALPS/Red Rocks Global Opportunity Fund. Prior to March 31, 2020, the ALPS/Red Rocks Global Opportunity Fund was known as the ALPS/Red Rocks Listed Private Equity Fund.

(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

28	Prospectus | September 15, 2025

Appendix A – Intermediary Sales Charge Waivers and Discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program

Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

Shares purchased through the Merrill Edge Self-Directed platform

Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

Shares sold due to return of excess contributions from an IRA account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

A-1	Prospectus | September 15, 2025

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

The following information is provided by Morgan Stanley Smith Barney, LLC (“Morgan Stanley”):

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●	Shares purchased through a Morgan Stanley self-directed brokerage account
●

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The following information is provided by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & each entity’s affiliates (“Raymond James”):

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.
●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

www.alpsfunds.com	A-2

●

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●	Return of excess contributions from an IRA Account.
●

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.
●

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The following information is provided by Oppenheimer & Co. Inc. (“OPCO”):

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

●

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan
●	Shares purchased through a OPCO affiliated investment advisory program
●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
●

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

●

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members
●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

●	Death or disability of the shareholder
●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
●	Return of excess contributions from an IRA Account
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus
●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
●	Shares acquired through a right of reinstatement

A-3	Prospectus | September 15, 2025

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.
●

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Intermediary-Defined Sales Charge Waiver Policies for Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
●	Shares purchased by employees and registered representatives of Baird or any of its affiliates and their family members, as designated by Baird
●

Shares purchased from the proceeds of redemptions from another ALPS Advised Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●

A shareholder in an ALPS Advised Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same ALPS Advised Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder
●	Shares sold as part of a systematic withdrawal plan as described in the ALPS Advised Fund’s Prospectus
●	Shares bought due to returns of excess contributions from an IRA Account
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the ALPS Advised Fund’s prospectus
●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in the ALPS Advised Fund’s prospectus
●

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of ALPS Advised Fund assets held by accounts within the purchaser’s household at Baird. Eligible ALPS Advised Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of an ALPS Advised Fund through Baird, over a 13-month period of time

The following information provided by Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing ALPS Advised Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

●	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same ALPS Advised Fund pursuant to Stifel’s policies and procedures

All other sales charge waivers and reductions described elsewhere in the ALPS Advised Funds’ Prospectus or SAI still apply.

The following information is provided by Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

www.alpsfunds.com	A-4

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective October 1, 2025, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●

Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.
●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●    Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●

Effective October 1, 2025, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●

Effective October 1, 2025, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts

A-5	Prospectus | September 15, 2025

Appendix B – Licensing Agreement

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund performance. The Morningstar Entities’ only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Fund. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABLITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

www.alpsfunds.com	B-1

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain annual and semi-annual shareholder reports, the statement of additional information, and other information such as Fund financial statements (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at PO Box 219107, Kansas City, MO, or on the Fund’s website at www.alpsfunds.com.

You can get copies of the Fund’s shareholder reports, prospectus and statement of additional information after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

alpsfunds.com 1-866-759-5679